Exhibit 10.2

CHAMBERS ENERGY CAPITAL

600 Travis Street, Suite 7330

Houston, Texas 77002

September 11, 2014

Black Ridge Oil & Gas, Inc.

10275 Wayzata Blvd., Suite 310
Minnetonka, MN 55305
Attention: Mr. James Moe

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of August 8, 2013, among Black Ridge Oil & Gas, Inc., as borrower (the “Borrower”), Chambers Energy Management, LP, as agent (“Agent”), and the lenders party thereto (as amended, supplemented or otherwise modified, the “Credit Agreement”). Each capitalized term used herein but not defined herein shall have the meaning ascribed to such term in the Credit Agreement.

The Borrower, the Lenders and Agent hereby agree to make the following amendments to the Credit Agreement:

(a) the definition of “First Lien Carve Out” appearing in Section 1.1 of the Credit Agreement is hereby amended by replacing each reference to “$20,000,000” appearing therein with “$35,000,000”; and

(b) the definition of “Available Commitments” appearing in Section 1.1 of the Credit Agreement is hereby amended by replacing “$25,000,000” where it appears therein with “$30,000,000”.

Each of the parties hereto hereby acknowledges that (i) the letter from Agent and the Lenders to the Borrower, dated April 21, 2014, pursuant to which the Available Commitments were increased from $25,000,000 to $30,000,000, (ii) the letter from Agent and the Lenders to the Borrower, dated June 17, 2014, pursuant to which the Available Commitments were increased from $30,000,000 to $35,000,000, are hereby superseded by this letter and (iii) the amount of Available Commitments as of the date hereof is $30,000,000.

Except as specifically amended herein, the Credit Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. This letter agreement shall not operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.

THIS LETTER AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS LETTER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Signature pages follow]

Very truly yours,
CHAMBERS ENERGY CAPITAL II, LP,
By: CEC Fund II GP, LLC, as its general partner
as a Lender

By:___/s/ J. Robert Chambers________
Name: J. Robert Chambers
Title: Managing Director

CHAMBERS ENERGY CAPITAL II TE, LP,
By: CEC Fund II GP, LLC, as its general partner
as a Lender

By: __/s/ J. Robert Chambers_________
Name: J. Robert Chambers
Title: Managing Director

CHAMBERS ENERGY MANAGEMENT, LP
as Agent

By: /s/ J. Robert Chambers_______________
Name: J. Robert Chambers
Title: President and Chief Executive Officer

Signature Page to Letter Agreement

Acknowledged and Agreed:

BLACK RIDGE OIL & GAS, INC.

By: /s/ Kenneth DeCubellis______________

Name: Kenneth DeCubellis

Title: Chief Executive Officer

Signature Page to Letter Agreement